UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 3, 2016

INGEVITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001−37586 (Commission File Number)	47-4027764 (I.R.S. Employer Identification No.)

5255 Virginia Avenue North Charleston, South Carolina (Address of Principal Executive Office)	29406 (Zip Code)

N/A

(Former name or former address, if changed since last report)

Registrant’s telephone number, including area code: (844) 643-8429

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 8.01	Other Events

Ingevity Corporation (the “Company”) previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form 10, initially filed on October 6, 2015 and most recently amended on April 25, 2016 (as amended, the “Registration Statement”), relating to the distribution by WestRock Company ( “WestRock”) of 100% of the outstanding shares of common stock of the Company to WestRock’s stockholders. On April 25, 2016, the Registration Statement became effective. The Registration Statement includes a preliminary information statement that describes the distribution and provides information regarding the Company’s business and management.

The final information statement, dated May 3, 2016 (the “Information Statement”), is attached hereto as Exhibit 99.1. WestRock has made the Information Statement publicly available on or about May 3, 2016. On May 3, 2016, WestRock began mailing to its stockholders an Important Notice Regarding the Availability of Materials, the form of which is attached hereto as Exhibit 99.2.

As further described in the Information Statement, WestRock expects to distribute one share of the Company’s common stock for every six WestRock common shares held as of the close of business on May 4, 2016, the record date for the distribution. Subject to the satisfaction or waiver of the conditions set forth for the distribution, which are described in the Information Statement, the distribution is expected to occur at 11:59 p.m., Eastern Time, on May 15, 2016. The Company common stock is expected to begin trading “regular way” on the New York Stock Exchange under the ticker symbol “NGVT” on May 16, 2016, the first trading day following the distribution.

Exhibit 99.1 and Exhibit 99.2 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any registration statement or other document filed under the U.S. Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the Company’s current expectations, beliefs, plans or forecasts and are typically identified by words or phrases such as "may," "will," "could," "should," "would," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "prospects," "potential" and "forecast," and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. The Company cautions readers that a forward-looking statement is not a guarantee of future performance, and actual results could differ materially from those contained in forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding, among other things, the expected timing of the separation of the Company from WestRock. The Company has made assumptions regarding, among other things, whether and when the separation of the Company from WestRock will occur. The Company’s business is subject to a number of general risks that would affect any such forward-looking statements.  These risks and other factors that may impact management's assumptions are more particularly described in the Company’s filings with the SEC, including Item 1A “Risk Factors” in its Registration Statement on Form 10. The information contained in this release speaks as of the date of the release and the Company does not have or undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d)

Exhibit No.	Description

99.1	Information Statement of Ingevity Corporation, dated May 3, 2016

99.2	Form of Important Notice Regarding the Availability of Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2016

INGEVITY CORPORATION

/s/ Katherine P. Burgeson
Name:	Katherine P. Burgeson
Title:	Senior Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Information Statement of Ingevity Corporation, dated May 3, 2016

99.2	Form of Important Notice Regarding the Availability of Materials

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